SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           Henry A. Singer, Esq., Morrison Cohen Singer Weinstein, LLP
           750 Lexington Avenue, New York, New York 10022
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|   $0.00 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(j)(2).

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transactions applies:

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      (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

      (1)   Amount previously paid:

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      (2)   Form, schedule or registration statement no.:

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      (3)   Filing party:

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      (4)   Date filed:

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


                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF SHAREHOLDERS OF TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.


      The undersigned acknowledges receipt of a Notice of Annual Meeting and of an accompanying Proxy Statement, and hereby appoints Deborah J. Schrader and Martin S. Fawer, and either of them, proxies with several powers of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC. (the "Company"), to be held on January 11, 1999 or at any adjournment thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement:

      1. For election of four nominees for director listed below (unless authority to vote is withheld as to all nominees by crossing out this Item, or as to any individual nominee by crossing out his/her name below) to serve in the two existing classes of the Board of Directors for staggered terms as described in the accompanying Proxy Statement.

                 Class I                            Class II
                 -------                            --------

                 Robert E. Schrader                 David Lerner
                 Deborah J. Schrader                Martin S. Fawer




      2. To approve the appointment of Ernst & Young LLP as the independent public accountants for the Company.

             [___] FOR          [___] AGAINST          [___] ABSTAIN

      3. Upon any other business that may properly come before the meeting or any adjournment thereof, including the election of directors not named as nominees if any of such nominees shall be unable to serve as a director by reason of death, incapacity or for any other reason or for good cause will not serve, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies. If more than one of the above-named proxies shall be present in person or by substitute, both of the proxies so present and voting shall have and either may exercise all the powers hereby granted.

Continued from other side

      Said proxies will withhold the vote on the election of directors if so instructed under Item 1.

IF NO INSTRUCTION IS INDICATED, SAID PROXIES WILL VOTE IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2 AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 3.


                                          Dated: ______________________, 199_
                                                 Please Date


                                          Signature(s):





                                          -------------------------------------
                                          (Please sign under name exactly as it
                                          appears on stock certificate)


___ Check here if you plan
    to attend the meeting

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
                           22681-22687 Old Canal Road
                          Yorba Linda, California 92687
                                 (714) 974-7676


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                January 11, 1999


      The Annual Meeting of Shareholders of Transition Analysis Component Technology, Inc. (the "Company") will be held at Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591, on January 11, 1999 at 10:00 A.M., for the following purposes:


            1. To elect to the Board of Directors two members to serve in a class the term of which will expire at the next succeeding Annual Meeting of Shareholders and to elect to the Board of Directors two members in a class the term of which will expire at the Annual Meeting of Shareholders following the next succeeding Annual Meeting of Shareholders, and, in each case, until their successors shall be elected and shall qualify.

            2. To approve the appointment of Ernst & Young LLP as the independent public accountants for the Company.

            3. To act upon any other business that may properly come before the meeting.


      The shareholders of record at the close of business on November 30, 1998 will be entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed. Your attention is directed to the Proxy Statement attached to this Notice for a discussion of the proposals to be acted upon at the meeting.


      Whether or not you plan to attend the meeting, kindly fill in, date and sign the enclosed Proxy exactly as your name appears on your stock certificate, and mail it promptly in the enclosed return envelope in order that your vote can be recorded. The giving of this Proxy will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                             By Order of the Board of Directors


                             Deborah J. Schrader
                             Secretary


Dated: December 11, 1998

                 TRANSITION ANALYSIS COMPONENT TECHNOLOGY, INC.
                           22681-22687 Old Canal Road
                          Yorba Linda, California 92687
                                 (714) 974-7676


                                 PROXY STATEMENT
                                 ---------------


Solicitation and Use of Proxy
-----------------------------

      The enclosed Proxy is solicited by the Board of Directors of Transition Analysis Component Technology, Inc. (the "Company" or "TACTech") for use at the Annual Meeting of Shareholders of the Company to be held on January 11, 1999 or at any adjournments thereof, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and the Annual Report of the Company for the fiscal year ended June 30, 1998 are being mailed to shareholders on or about December 11, 1998. The Company previously mailed to shareholders the Quarterly Report on Form 10-QSB for the nine-month period ended March 31, 1998.

      The shares of common stock represented by each duly executed proxy received by the Board of Directors before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy. A stockholder may withhold authority to vote for all of the nominees by striking a line through such nominees' names in the appropriate space on the accompanying proxy card or withhold authority to vote for any individual nominee by striking a line through such nominee's name in the appropriate space on the accompanying proxy card. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, EACH PROPERLY EXECUTED PROXY WILL BE VOTED FOR (i) THE ELECTION OF DIRECTORS NAMED IN THIS PROXY STATEMENT AND THE FORM OF PROXY AND (ii) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

      Any shareholder giving a Proxy may nevertheless revoke it at any time prior to its use at the Meeting by filing with the Secretary of the Company an instrument revoking it or by a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the meeting, he or she may vote his or her shares in person. Proxies, if duly signed and received in time for voting, and not so revoked, will be voted at the meeting. Where choices are specified by a shareholder by means of the ballot provided on the Proxy for that purpose, the Proxy will be voted in accordance with such specifications. In the absence of such specifications, the Proxy will be voted for the election of the four directors nominated by management to the classes described herein and the appointment of auditors selected by the Board of Directors as set forth in this Proxy Statement.

      Under Delaware State law and the Charter and By-Laws of the Company for purposes of determining whether a quorum is present, abstentions will be counted and broker non-votes will not be counted. For purposes of determining whether the vote required for the election of directors and for the appointment of auditors selected by the Board of Directors, as set forth in this Proxy Statement has been achieved, abstentions and broker non-votes will not be counted.

      The cost of soliciting proxies will be borne by the Company. In addition to solicitation by the use of the mails, certain officers and regular employees of the Company may solicit proxies personally and by telephone. The Company may request banks, brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their out-of-pocket expenses. The Company has also retained the firm of Regan & Associates, Inc. to assist in solicitations for a fee of $1,000 plus out-of-pocket disbursements.

Outstanding Shares and Voting Rights
------------------------------------

      As of November 30, 1998, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were outstanding 598,734 shares of common stock, par value $.01 per share, which constitute the only outstanding securities of the Company having voting rights. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon. One-third of the shares of common stock represented in person or by proxy will constitute a quorum for the transaction of business.

                               SECURITY OWNERSHIP
                               ------------------

Principal Security Holders
--------------------------

      The following table sets forth, as of November 30, 1998, information concerning the beneficial ownership of voting securities of the Company by each person who is known by management to own beneficially more than 5% of any class of such securities:

                        Name and Address      Amount Beneficially     Percent of
Title of Class         of Beneficial Owner           Owned               Class
--------------         -------------------           -----               -----
    Common        Stacy J. Schrader                 109,169             18.23%
                  666 Greenwich Street
                  New York, NY 10014

    Common        Robert M. Schrader                109,168             18.23%
                  24 Carhart Avenue
                  White Plains, NY 10602

    Common        Malcolm Baca                      55,383               9.25%
                  2985 Zell Drive
                  Laguna Beach, CA 92651


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation and By-Laws provide for a Board of Directors consisting of not fewer than three nor more than ten members, classified into three classes if there shall be nine or more directors, or two classes if there shall be fewer than nine and more than three directors, in either case with each class being as nearly as possible equal in size to the others and with at least two directors in each class. The Board of Directors is comprised of the following members in the following classes:


                  CLASS I                              CLASS II
            (To Serve Until the                  (To Serve Until the
             Annual Meeting of                    Annual Meeting of
           Shareholders Following               Shareholders Following
        the end of Fiscal Year 2000)         the end of Fiscal Year 1999)
        ----------------------------         ----------------------------

             Robert E. Schrader                    Martin S. Fawer
            Deborah J. Schrader                      David Lerner

      Under Proposal Number 1, therefore, shareholders will be asked to vote for two nominees to Class I to serve until the next succeeding meeting of the shareholders to be held following the 1999 fiscal year of the Company and two nominees to Class II to serve until the meeting of shareholders to be held following the 2000 fiscal year of the Company. The Class I nominees are Robert
E. Schrader and Deborah J. Schrader; and the Class II nominees are David Lerner and Martin S. Fawer. This proposal requires the affirmative vote of a plurality of those authorized to vote who are present in person or by proxy.

      At each annual meeting, the class of directors whose term expires at such meeting is to stand for election for a staggered two-year term ending the second annual meeting following class election. The following table sets forth certain information concerning the nominees for directors and the Company's executive officers.


           Name, Age, Position with the Company,                    Director of
              Experience, Other Directorships                      TACTech Since
           ------------------------------------                    -------------


ROBERT E. SCHRADER, 54, has been President, Chief Executive
Officer and Chairman of the Board of Directors of the                  1987
Company since its incorporation in 1987. He is the husband of Deborah J. Schrader. He is the founder of Zing
Technologies, Inc. ("Zing"), and has been its President, Chief Executive Officer and Chairman of the Board of
Directors since its incorporation in 1969. He expects to devote approximately 25% of his business time to the affairs and operations of the Company.

MARTIN S. FAWER, 64, has been the Chief Financial Officer
and Treasurer of the Company since March 1995; and from June
1, 1987 to March 1995 he was Vice President and Assistant              1987
Treasurer of the Company. He is also the Chief Financial
Officer, Treasurer and a director of Zing. For more than five years, Mr. Fawer has been a principal of The Fawer
Group, P.C., and its predecessors, certified public accountants. He expects to devote approximately 10% of his business time to the affairs and operations of the Company.

DEBORAH J. SCHRADER, 51, has been Secretary of the Company
since its incorporation in 1987. She has also been the
Secretary and a director of Zing since its incorporation in            1987
1969. She is the wife of Robert E. Schrader.

MALCOLM BACA, 56, has been Vice President and Treasurer from
1987 to March 1995; and Executive Vice President and Chief
Operating Officer since March 1995.                                    ____

JEFF HANSER, 40, has been Senior Vice President of the
Company since September 1997. He has also served as
Executive Vice President and Chief Financial Officer of                ____
Research Analysis Corporation ("RAC"), a recently acquired wholly owned subsidiary of the Company, from 1992 to 1994 and has been its President and Chief Executive Officer since
1994 up to the time of the RAC acquisition by the Company.
Mr. Hanser has over 15 years of experience in the design and implementation of major Configuration and Systems Management for the United States Navy and Air Force.

BRUCE L. BLACKFORD, 50, has been Senior Vice President of
the Company since September 1997. He has also served as
President and Chief Executive Officer of RAC from 1992 to              ____
1994, and has been its Executive Vice President and Chief
Financial Officer since 1994 up to the time of the RAC acquisition by the Company. Mr. Blackford has been a director of RAC since its inception in 1983.

DAVID LERNER, 43, has been a partner of the law firm of
Morrison Cohen Singer & Weinstein, LLP for the last five
years. Morrison Cohen Singer & Weinstein, LLP serves as                ____
general counsel to the Company.

Board Committees and Meetings
-----------------------------

      The Company does not currently maintain separate standing audit, executive and compensation committees of the Board of Directors. The Company maintains a stock option committee, whose members during the 1998 Fiscal Year were the members of the full Board of Directors. This committee was created on June 30, 1997. The stock option committee met once during the 1998 Fiscal Year. The stock option committee has responsibility to designate optionees under the Company's 1997 Stock Option Plan, the exercise price of the options, the date of grant and period of the options, and other terms and conditions. The Board of Directors met four times during the 1998 Fiscal Year. All of the directors attended at least 75% of the Board's meetings.

Security Ownership of Management
--------------------------------

      The following table sets forth, as of November 30, 1998, information concerning the beneficial ownership of voting securities of the Company by all current directors individually, by the Chief Executive Officer and the executive officers of the Company whose total annual salary and bonus exceeded $100,000 in the 1998 Fiscal Year, and by all directors and officers as a group:


--------------------------------------------------------------------------------
                                               Amount of
                                             Common Stock             Percent
                                          Beneficially Owned         of Class
                                          ------------------         --------
--------------------------------------------------------------------------------
Malcolm Baca                                     55,383                9.25%
--------------------------------------------------------------------------------
Bruce L. Blackford                               22,452                3.75%
--------------------------------------------------------------------------------
Jeff Hanser                                      22,452                3.75%
--------------------------------------------------------------------------------
Martin S. Fawer                                   5,968                1.00%
--------------------------------------------------------------------------------
Robert E. Schrader(1)                            17,794                2.97%
--------------------------------------------------------------------------------
Deborah J. Schrader(1)                           17,794                2.97%
--------------------------------------------------------------------------------
David Lerner                                     - 0 -                  0%
--------------------------------------------------------------------------------
All Officers and Directors
   as a Group (7 persons,
   including one such person
   who owns no shares)                          124,049               20.72%
--------------------------------------------------------------------------------

(1) Mr. and Mrs. Schrader disclaim beneficial ownership of the shares of Company stock owned by Robert M. Schrader and Stacy J. Schrader. Mrs. Schrader owns no shares directly.


      Martin S. Fawer, Robert E. Schrader and Deborah J. Schrader are directors of Zing Technologies, Inc. As of October 19, 1998, except for the foregoing, no director is a director of any company with a class of securities registered pursuant to Section 12 of the Act or of any company registered as an Investment Company under the Investment Company Act of 1940. Other than Robert E. Schrader and Deborah J. Schrader, who are married to each other, there is no family relationship among any of the members of the Board of Directors or the officers of the Company.

Compensation of Directors and Executive Officers
------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth a summary for the last three (3) fiscal years of the cash compensation paid by the Company and its subsidiaries as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the executive officers of the Company whose total annual salary and bonus exceeded $100,000 in the 1998 Fiscal Year (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
Name and                               ----------------------                      All Other
Principal Position                     Year            Salary       Bonus       Compensation(1)
------------------                     ----            ------       -----       ---------------
Robert E. Schrader (2)                 1998            $80,000       ___               ___
President, Chief Executive Officer     1997            $80,000       ___               ___
and Chairman of the Board              1996              ___         ___               ___

Malcolm A. Baca                        1998           $216,560       ___             $1,374
Executive Vice President and Chief     1997           $188,713       ___             $1,374
Operating Officer                      1996           $178,269       ___             $1,374

Bruce L. Blackford                     1998           $160,423       ___               ___
Senior Vice President

Jeff Hanser                            1998           $160,423       ___               ___
Senior Vice President


----------
      (1) Other compensation represents annual life insurance premiums paid on behalf of the officer listed.

      (2) Although no compensation was directly paid by the Company to Mr. Schrader during the fiscal year ending June 30, 1996, (1) effective July 1, 1996 Robert E. Schrader became entitled to and received an annual salary of $80,000 pursuant to an employment agreement discussed below under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" and (2) prior to June 30, 1997, Mr. Schrader was compensated by Zing which was receiving management fees from the Company for services rendered by Mr. Schrader to the Company. Management fees in the amount of $75,000 were paid by the Company to Zing in the fiscal years ended June 30, 1996 and June 30, 1997.

      The above amounts do not include certain personal benefits, which do not exceed, as to any executive officer identified above, 10% of his total Annual Compensation.


                                GRANTS OF OPTIONS

      An aggregate of 26,200 options have been granted at an exercise price of $4.00 per share pursuant to the Company's 1997 Option Plan, as amended November 3, 1997. None of the options were granted to Named Executive Officers or to directors. Additionally, options to purchase 44,904 shares of Company Common Stock in the aggregate were issued in the Company's September 1, 1997 acquisition of Research Analysis Corporation to Messrs. Hanser and Blackford.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


      During the 1998 Fiscal Year, no warrants, options or stock appreciation rights in the Company were exercised by any Named Executive Officer.


                            COMPENSATION OF DIRECTORS

      The Company does not pay directors for their services as directors. The Company may, in the future, pay directors who are not officers or employees for their services as directors plus a fee for committee meetings attended. The law firm of which Mr. Lerner is a partner is paid its customary legal fees for Mr. Lerner's attendance and participation at Board meetings.


                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

      Mr. Robert E. Schrader has an employment agreement with the Company, the term of which expires on June 30, 2000. Mr. Schrader's agreement entitles him to a salary of $80,000 per annum. Mr. Schrader has no contractual entitlement to any bonus. Pursuant to the employment agreement, Mr. Schrader has agreed to serve as the Company's Chief Executive Officer, President and Chairman of the Board of Directors on a part-time basis. In the event that a Change in Control (as defined in the employment agreement) of the Company occurs, Mr. Schrader may terminate his employment. In such event, Mr. Schrader is required to extend the duration of the non-competition agreements set forth in the employment agreement to the third anniversary of such Change of Control. In consideration for the extension of his agreement not to compete with the Company after such Change of Control which results in the termination of the term of his employment agreement, Mr. Schrader will be entitled to receive a lump sum payment equal to the amount of the remaining base salary he would be entitled to under his employment agreement had it not been so terminated, plus $250,000. Pursuant to such employment agreement, Mr. Schrader is required only to provide part time services to the Company, but not less than 10 business hours per week.

      Mr. Malcolm A. Baca has an employment agreement with the Company under which he will devote full-time efforts on behalf of the Company. The term of Mr. Baca's employment expires April 30, 1999. Mr. Baca's agreement entitles him to a base salary of $120,000 per annum, plus five percent (5%) of the Company's collected revenues, except that on revenues attributable to another commissioned member of the Company's management, Mr. Baca's commission is two and one half percent (2 1/2%). In all events, Mr. Baca's compensation cannot exceed $350,000 per annum subject to increase based upon the National Consumer Price Index. All commissions to Mr. Baca are subject to his required contribution of one-half of one percent (1/2%) of the Company's collected revenues to a bonus pool fund for the benefit of non-commissioned members of management, which contribution is matched by the Company. In the event Mr. Baca is terminated without good cause, the Company is obligated to continue to pay compensation to Mr. Baca through April 30, 1999. Mr. Baca's agreement also prohibits Mr. Baca from selling any of his shares of Common Stock during the one year period after June 30,1997. After the expiration of such one year period, Mr. Baca is not permitted to sell in excess of 25% of his shares of Company Stock until the expiration of two years after June 30, 1997.

      The Company has engaged Mr. Martin S. Fawer on a part-time basis to perform supervisory financial and strategic analysis services.

      Each of Mr. Blackford and Mr. Hanser have entered into an employment agreement on identical terms and conditions with the Company for a term of three years. Under their respective employment agreements, each has agreed to serve as a Senior Vice President of the Company. Pursuant to the agreements, each of Mr. Blackford and Mr. Hanser is entitled to a salary of $193,000 per annum, and is eligible to receive an incentive bonus of up to $100,000 annually. The annual bonus is based on the Company achieving certain targeted sales goals.

      Each of Messrs. Blackford's and Hanser's employment agreement provides that if his employment is terminated without cause (or, as a result of death or disability), he will be entitled to receive base salary up to the date of such termination (and, subject to the Company's option, salary for up to one year following termination without cause in exchange for which the term of the non-competition agreement in his employment agreement shall continue for such one year period), and a pro rata portion of his annual bonus (if any) based on the number of days of employment in the then current contract year. Additionally, the vesting of options granted to each of Messrs. Blackford and Hanser by the Company in connection with the RAC transaction will accelerate under certain circumstances including, without limitation, if his employment is terminated without cause or, if his employment is terminated as a result of death or disability, and if a change of control (as described in such option agreements) occurs.


                 INTEREST IN CERTAIN TRANSACTIONS OF DIRECTORS,
               OFFICERS AND PRINCIPAL HOLDERS OF VOTING SECURITIES

      As of November 30, 1998, Mr. Schrader owned 1,152,711 shares of Zing Common Stock constituting approximately 47.92% of the issued and outstanding shares of Zing Common Stock. Mr. Schrader, Deborah J. Schrader (Mr. Schrader's wife) and Martin Fawer are directors of the Company and thus have an indirect interest in the various agreements and arrangements between Zing and the Company including the Zing guaranty of the Company's credit facility, the Indemnification Agreement with Zing and the management services to be provided to the Company by certain employees of Zing.

      Zing guaranteed repayment by the Company of its obligations under the Company's $1.5 million credit facility with a commercial bank. Pursuant to the Indemnification Agreement, among other things, the Company and Zing have entered into certain agreements with respect to the indemnification of certain liabilities arising from the operation of their respective businesses. The Company will engage certain Zing employees (with the permission of Zing) who will provide management services to the Company. Management of the Company anticipates that the aggregate cost of such services will not exceed $100,000 per year.

      On December 17, 1996, Zing advanced $100,000 to Mr. Baca for personal uses unrelated to the Company in exchange for Mr. Baca's secured promissory note. The promissory note, which matured on June 29, 1997, was secured by a first priority security interest in all of his shares of Company Stock. $46,000 was repaid on such note in 1997, $43,000 in Fiscal Year 1998, and the remaining principal balance of $11,000 was paid on July 2, 1998.


Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), to file reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the Securities Exchange Commission. Executive officers, directors and the 10% Stockholders are required to furnish the Company with copies of such reports. Based solely on its review of the copies of such forms received by the Company, or written representations that no other reports are required, the Company believes that during the 1998 Fiscal Year, the Company's executive officers, directors and 10% stockholders complied with the applicable Section 16(a) filing requirements, except that Malcolm A. Baca did not timely file his initial Form 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL THREE NOMINEES FOR DIRECTOR.

                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Messrs. Ernst & Young LLP have been the Company's independent public accountants since 1997, and were selected by the Board of Directors to serve in such capacity for the 1998 Fiscal Year as well. Accordingly, the Board of Directors recommends that the shareholders now ratify the appointment of Ernst & Young LLP as the Company's auditors. Representatives of Ernst & Young LLP will attend the Annual Meeting, will have an opportunity to make a statement and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.



Shareholder Proposals at the Company's Next Annual Meeting of Shareholders
--------------------------------------------------------------------------

      Shareholders of the Company who intend to submit proposals to the Company's shareholders at the Company's next annual meeting of shareholders must submit such proposals to the Company no later than August 30, 1999, 120 days before the anticipated date of mailing of the Proxy Statement for such meeting. Shareholder proposals should be submitted to Deborah J. Schrader, Corporate Secretary, 22681-22687 Old Canal Road, Yorba Linda, CA 92687.


Incorporation by Reference
--------------------------

      The Company hereby incorporates by reference its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998.


Other Matters
-------------

      Management knows of no other matters to be presented at the Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxy will vote the Proxy in accordance with their best judgment.

                       By Order of the Board of Directors
                               Deborah J. Schrader
                                    Secretary

Dated:  Yorba Linda, California
        December 11, 1998

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